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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 27, 2000
                                                        ------------------

                         American Tax-Exempt Bond Trust
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            Delaware (Business Trust)
                           --------------------------
                 (State or other Jurisdiction of Incorporation)


             33-73688                                 13-697-2380
            ----------                               -------------
     (Commission File Number)               (IRS Employer Identification Number)


                     625 Madison Avenue, New York, NY 10022
                    -----------------------------------------
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (212) 421-5333
                                                          ---------------

                                     N.A.
       -----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report


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ITEM 5.  OTHER EVENTS

         On September 27, 2000, a majority of the shareholders of American Tax Exempt Bond Trust, ("ATEBT"), approved the merger of ATEBT into CM Holding Trust ("CharterMac Sub"), a wholly owned subsidiary of Charter Municipal Mortgage Acceptance Company ("CharterMac"). The merger was pursuant to a Agreement and Plan of Merger (the "Merger Agreement") that was entered into on November 2, 1999 by and between ATEBT, CharterMac Sub and CharterMac.

         Pursuant to the terms of the Merger Agreement, each share of beneficial ownership in ATEBT outstanding on the effective date of the merger will be converted into 1.43112 shares of beneficial interest in CharterMac. The effective date of the merger is expected to be in the fourth quarter of 2000, but no assurances can be given as to the exact date of merger.

         On October 5, 2000, ATEBT and CharterMac issued a joint press release announcing the approval of the merger. A copy of such press release is filed as
Exhibit 99.1 hereto and is incorporated herein by reference.

         This Current Report on Form 8-K and the Press Release contain forward looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of CharterMac to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such forward looking statements speak only as of the date of this Current Report on Form 8-K or the Press Release, as the case may be. CharterMac expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein or in the Press Release to reflect any change in CharterMac's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a).     FINANCIAL STATEMENTS

         Not Applicable

(b).     PRO FORMA FINANCIAL INFORMATION

         Not Applicable

(c).     EXHIBITS

         99.1 Press Release dated October 5, 2000, "Charter Municipal Mortgage Acceptance Company and American Tax Exempt Bond Trust Merger Approved by Shareholders"





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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  American Tax-Exempt Bond Trust
                                  (Registrant)

                                  By: Related AMI Associates, Inc., as Manager



                                  BY:  /s/ Stuart J. Boesky
                                       --------------------------
                                       Stuart J. Boesky
                                       Senior Vice President


October 13, 2000